Exhibit 10.1

                               THIRD AMENDMENT TO
                               ------------------
             SECOND AMENDED AND RESTATED WAREHOUSE REVOLVING CREDIT
             ------------------------------------------------------
                               FACILITY AGREEMENT
                               ------------------

         THIS THIRD AMENDMENT TO THE SECOND AMENDED AND RESTATED WAREHOUSE REVOLVING CREDIT FACILITY AGREEMENT (this "Amendment") is entered into as of August 26, 2005 and amends in certain respects the Second Amended and Restated Warehouse Revolving Credit Facility Agreement dated as of August 31, 2001 (as amended, the "Credit Agreement"), among MARLIN LEASING CORPORATION (the "Borrower"), each of the financial institutions that is or pursuant to the terms thereof may become a party thereto as lender (individually, a "Lender" , and collectively, the "Lenders") and NATIONAL CITY BANK, as Agent for the Lenders (the "Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Borrower, Lenders and the Agent wish to extend the Commitment Termination Date of the Credit Agreement for an additional two (2) years; and

         WHEREAS, the parties also wish to amend certain other provisions of the Credit Agreement; and

         WHEREAS, the parties hereto desire to effect such amendments on the terms and subject to the conditions herein set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Agent, the Borrower and the Lenders hereby agree as follows:

         SECTION 1. Defined Terms. Capitalized terms used herein and not
                    -------------
otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement.

         SECTION 2. Credit Agreement Amendments.
                    ---------------------------

            (a)   The definition of "Commitment Termination Date" in Section
     1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                "Commitment Termination Date" - the earlier of (x) August 31, 2007 or such later date as shall be applicable pursuant to
                Section 2.04 or (y) such other date as the Commitment shall terminate in accordance with this Agreement.

            (b) The definition of "Applicable Margin" in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                "Applicable Margin" - with respect to all Loans, the percentage set forth below:

                                                              Applicable Margin
                                                              for Revolving
                                                              Loans
                                                              -----------------
                           Base Rate
                           Loans                                .25%

                           LIBOR Rate Loans
                           (excluding
                           Exception Contracts)                1.50%

                           LIBOR Rate
                           Loans (relating only to
                           Exception Contracts)               1.875%

            (c) The definition of "Borrowing Base" in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                "Borrowing Base" - as to any Eligible Contract as at the date of any determination thereof, but subject to paragraphs (a) through
                (f) of this definition below, the lesser of (i)(x) 88.5% of the then Net Present Value of such Eligible Contract (other than Exception Contracts) and (y) 87.0% of the then Net Present Value of Exception Contracts or (ii) 100% of the Net Investment pertaining to the Eligible Equipment subject to such Eligible Contract, less, all security deposits and advance lease payments and other sums received by the Borrower relating to any Eligible Contract (solely as they relate to assets included in the Borrowing Base). Notwithstanding the foregoing:

                           (a) the aggregate amount includible in the Borrowing Base of Net Present Value of Eligible Contracts with any one User (including Affiliates of such User) shall not exceed $200,000;

                           (b) the aggregate amount includible in the Borrowing Base of Net Present Value of Eligible Contracts which have initial lease terms in excess of 60 months from the commencement date of such Contracts shall not exceed 10% of the aggregate Commitment for all Lenders;

                           (c) except for the Exception Contracts and Contracts evidenced by Financing Agreements, no Contract may be included in the Borrowing Base for a period of in excess of 360 days;

                           (d) the aggregate amount includible in the Borrowing Base of Net Present Value of Eligible Contracts which constitute Prepayable Contracts shall not exceed $5,000,000;

                           (e) the aggregate amount includible in the Borrowing Base of Net Present Value of Eligible Contracts which constitute Recourse Contracts shall not exceed $3,000,000; and

                           (f) the aggregate amount includible in the Borrowing Base of Net Present Value of Eligible Contracts which constitute Sub-lease Contracts shall not exceed $7,000,000."

            (d) The definition of "Contract" in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                "Contract" - any Lease, Financing Agreement or Conditional Sale Agreement entered into or otherwise acquired by the Borrower, in which the Borrower is lessor, lender, sublessor or seller, as the case may be.

            (e) The introductory clause of the definition of "Eligible Contract" in Section 1.01 of the Credit Agreement is hereby amended by (i) adding the words ", Financing Agreement" immediately after the word "lease" in such clause and (ii) adding the word ", lender" immediately after the word "lessor" in such clause.

            (f)   Clause (b) of the definition of "Eligible Contract" in Section
     1.01 of the Credit Agreement is hereby amended by adding the words "or lender" immediately after the word "lessor" in such clause.

            (g)   Clause (d) of the definition of "Eligible Contract" in Section
     1.01 of the Credit Agreement is hereby amended by (i) adding the words "or lender" immediately after each use of the word "lessor" in such clause and
     (ii) deleting the words "leased asset" in the fourth line of such clause and replacing it with "asset".

            (h)   Clause (e) of the definition of "Eligible Contract" in Section
     1.01 of the Credit Agreement is hereby amended by adding the words "or loan" immediately after the word "lease" in such clause.

            (i)   Clause (g) of the definition of "Eligible Contract" in Section
     1.01 of the Credit Agreement is hereby amended by adding the words "or lender" immediately after the word "lessor" in such clause.

            (j)   Clause (j) of the definition of "Eligible Contract" in Section
     1.01 of the Credit Agreement is hereby amended by adding the words "or financed" immediately after the word "leased" in such clause.

            (k) The definition of "Eligible Contract" in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence immediately after clause (q) of such definition:

                "Notwithstanding anything herein to the contrary, Eligible Contracts shall include Contracts evidenced by Financing Agreements and Exception Contracts, subject to any applicable Borrowing Base limits set forth herein for such Exception Contracts."

            (l) The definition of "Eligible Contract Payments" in Section 1.01 of the Credit Agreement is hereby amended by deleting the word "rental" each time it appears in such definition.

            (m) The definition of "Equipment" in Section 1.01 of the Credit Agreement is hereby amended by adding the words "and lending" immediately after the word "leasing" in such clause.

            (n) The definition of "Low Value Equipment" in Section 1.01 of the Credit Agreement is hereby amended by adding the words "or Financing Agreement" immediately after the words "Conditional Sale Agreement" in such clause.

            (o)   The definition of "Portfolio Delinquency Ratio" in Section
     1.01 of the Credit Agreement is hereby amended by adding the words "and loans" immediately after each use of the word "leases" in such clause.

            (p) The definition of "Principals" in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                "Principals" - Daniel P. Dyer and Gary R. Shivers.

            (q) Section 1.01 of the Credit Agreement is hereby amended to add the following new defined terms:

                "Exception Contracts" - the Prepayable Contracts, Recourse Contracts, and Sub-lease Contracts.

                "Financing Agreement" - any loan agreement or equipment financing contract that evidences indebtedness owing to Borrower in connection with the financing of equipment consistent with the Basic Business of the Borrower."

                "Prepayable Contracts" - any Contract for which Borrower permits the prepayment of all remaining principal due under the Contract prior to the expiration of the Contract's term.

                "Recourse Contracts" - any Contract for which Borrower has entered into a financial recourse agreement with a vendor, broker or other qualified third party in accordance and consistent with Borrower's Credit and Collection Policy.

                "Sub-lease Contracts" - any Contract where the User rents or sublets the Equipment to a third party in the ordinary course of User's business.

            (r) Section 2.04(a) of the Credit Agreement is hereby amended by deleting the reference to "August 31, 2005" in the second line thereof (as provided in the First Amendment to the Credit Agreement) and replacing it with "August 31, 2007".

            (s) Section 2.25(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                "(a) grant to the Agent, as secured party and collateral agent for itself and the Lenders, a Lien on all of the Collateral, whether now owned or hereafter acquired, by the execution and delivery to the Agent of a security agreement in the form of Exhibit D hereto (as amended, modified or supplemented from time to time, the "Security Agreement");"

            (t) Section 2.25(c) of the Credit Agreement is hereby amended by adding the words "or debtors" immediately after the word "lessees" in such section.

            (u) Section 2.25(d) of the Credit Agreement is hereby amended by adding the word "debtors," immediately before the word "lessees" in such section.

            (v) Section 3.05 of the Credit Agreement is hereby amended by adding the words "or financing" immediately after the word "leasing" in such section.

            (w) Section 3.10 of the Credit Agreement is hereby amended by deleting the reference to "2000" and replacing it with "2004".

            (x)   Section 4.02(c) of the Credit Agreement is hereby amended by
     (i) adding the words "or financing" immediately after each use of the word "lease" in such section and (ii) adding the words "or financed" immediately after each use of the word "leased" in such section.

            (y) Section 4.02(e) of the Credit Agreement is hereby amended by deleting the reference to "December 31, 2002" (as amended by the First Amendment to the Credit Agreement) and replacing it with "December 31, 2004".

            (z) Section 6.02 of the Credit Agreement is hereby amended by adding the words "or financing agreement" immediately after the words "master lease agreement" in such section.

            (aa) Section 6.04 of the Credit Agreement is hereby amended by adding the words "or financing" immediately after the word "lease" in such section.

            (bb) Section 6.10(a)(iii) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                "(iii) a Consolidated Tangible Net Worth of not less than the sum of (A) $50,000,000 plus (B) commencing with Consolidated Net Income for the quarter ending December 31, 2004, 75% of cumulative Consolidated Net Income (but not loss or deficit);"

            (cc) Section 6.12 of the Credit Agreement is hereby amended by adding the words "Financing Agreement or" immediately before the words "Conditional Sale Agreement" in such section.

            (dd) Section 7.04 of the Credit Agreement is hereby amended by (i) deleting the period at the end of clause (c) and replacing it with a semicolon, and (ii) adding the following new clause (d) to such section:

                "(d) advances or loans to, or investments in, an Affiliate, provided that no Event of Default exists immediately before, or occurs as a result of, any such advances, loans or investments."

            (ee) Section 7.05 of the Credit Agreement is hereby amended by adding the following sentence to the end of such section:

                "Nothing in this Agreement shall prohibit (i) the creation, capitalization and/or acquisition of Subsidiaries by Marlin Business Services Corp., (ii) the sales of individual or groups of leases or loans as permitted by Sections 7.06 and 7.13 of this Agreement, or (iii) the purchase of individual or groups of leases or loans and the related equipment by Borrower from an Affiliate as permitted by Section 7.13 of this Agreement."

            (ff) Section 7.06 of the Credit Agreement is hereby amended by (i) adding the words "or loans" immediately after the words "groups of leases" in such section, (ii) adding the words "or to an Affiliate" immediately after the words "third parties" in such section, (iii) adding the words "and Affiliates" immediately after the words "Borrower and its Subsidiaries" in such section, (iv) deleting the words "assets included in the Borrowing Base" each time they appear in such section and replacing them with "Collateral", (v) deleting the words "assets of the Borrower included in the Borrowing Base" in paragraph (a) of such section and replacing them with "Collateral", and (vi) deleting the words "not included in the Borrowing Base" in paragraph (b) of such section and replacing them with "that are not Collateral".

            (gg) Section 7.07(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                "(b) Declare or pay any cash dividends or make any distribution of cash or other property of any kind on its outstanding stock or other equity interests, or set aside any sum for any such purpose; provided, however, that the Borrower may declare or pay cash dividends or make distributions of cash or other property of any kind on its outstanding stock or other equity interests, or set aside any sum for any such purpose, provided that no Event of Default exists immediately before, or occurs as a result of, any such dividends or distributions.

            (hh) Section 7.13 of the Credit Agreement is hereby amended by (i) adding the words "or loans" immediately after the words "groups of leases" in such section, (ii) adding the words "or to its Affiliates" immediately after the words "Securitization Programs" in such section, and (iii) adding the words "and Affiliates" immediately after the words "Borrower and its Subsidiaries" in such section.

            (ii) Section 11.09 of the Credit Agreement is hereby amended by changing the Borrower's address and contact information to the following:

                           Marlin Leasing Corporation
                           300 Fellowship Road
                           Mount Laurel, NJ 08054
                           Attention: Mr. Daniel Dyer, Chief Executive Officer With a copy to Mr. George Pelose, General Counsel
                           Tel: (856) 359-9111
                           Facsimile: (888) 479-1100

            (jj) Schedule 3.01(a) to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 3.01(a) attached hereto.

            (kk) Schedule 3.01(b) to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 3.01(b) attached hereto.

            (ll) Schedule 3.16 to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 3.16 attached hereto.

            (mm) Schedule 3.17 to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 3.17 attached hereto. Borrower represents and warrants to Lender that the documents and transactions listed in items 3 through 7 of Schedule 3.17 attached hereto constitute Indebtedness incurred by a Securitization Subsidiary in connection with a Securitization Program as permitted by Section 7.01(g) of the Credit Agreement, and all Liens granted thereby or pursuant thereto constitute Permitted Financing Security Interests permitted by Section 7.02(c)(ii) of the Credit Agreement.

            (nn) Schedule 3.19 to the Credit Agreement is hereby deleted in its entirety and replaced with schedule 3.19 attached hereto.

            (oo) Schedule 3.21 to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 3.21 attached hereto.

            (pp) Exhibit A-1 to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit A-1 attached hereto.

            (qq) Exhibit A-2 to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit A-2 attached hereto.

            (rr) Exhibit G to the Credit Agreement is hereby supplemented by adding thereto the documents attached to this Amendment as Exhibit G-Supplement.

            (ss) Except as specifically amended or modified above, all of the terms of the Credit Agreement shall remain unchanged and in full force and effect.

         SECTION 3. Effectiveness. The amendments and consents set forth in
                    -------------
Section 2 of this Amendment shall be conditioned upon (a) receipt by the Agent of counterparts of this Amendment executed by the Borrower and the Lenders and
(b) the fulfillment to the satisfaction of the Agent of each of the following conditions:

              (i) The Borrower shall have delivered to the Agent in form and substance satisfactory to the Agent a Certificate of the Secretary or Assistant Secretary of the Borrower certifying (1) that all corporate action by the Borrower necessary to authorize the execution, delivery and performance of each of the Amendment Documents (as hereunder defined) to which it is a party and the transactions contemplated thereby has been taken and that such authorization has not been rescinded, limited or modified, (2) the incumbency (with specimen signatures) of the Authorized Officers of the Borrower, and (3) that all representations and warranties set forth in this Amendment are true and correct at and as of the date of the effectiveness of this Amendment.

              (ii) The Agent shall have received such other instruments, agreements and documents as it shall reasonably require in connection with this Amendment and the matters referred to above.

              (iii) All matters related to the financial condition, assets, liabilities and creditworthiness of the Borrower shall be satisfactory to the Agent and the Lenders, in their sole discretion.

         SECTION 4. Representations and Warranties. In order to induce the
                    ------------------------------
Lenders to execute this Amendment, the Borrower hereby represents and warrants to the Agent and Lenders as follows, which representations and warranties shall survive the execution and delivery of this Amendment and the other Amendment Documents (hereinafter defined):

            (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the power to own its assets and to transact the business in which it is currently engaged and in which it proposes to be engaged.

            (b) The Borrower is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which its failure to qualify could have a Material Adverse Effect.

            (c) The Borrower has the power to execute, deliver and perform this Amendment, any other agreements or documents being or to be executed and delivered in connection herewith (collectively the "Amendment Documents"). The Borrower has taken all necessary action (corporate or otherwise) to authorize the execution, delivery and performance of the Amendment Documents. No consent or approval of any Person (including, without limitation, any stockholder of the Borrower), other than any such consent or approval a copy of which has been delivered to the Agent in form and substance satisfactory to the Agent, no filing with, action by, consent or approval of any landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right and no filing with, action by, consent, license, approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with the execution, delivery or performance by the Borrower or the validity, enforcement or priority, of the Amendment Documents.

            (d) The execution, delivery and performance by the Borrower of each of the Amendment Documents to which it is a party will not (i) violate or conflict with any provision of law or any rule or regulation, (ii) violate or conflict with any provision of the Amended Articles or by-laws of the Borrower, (iii) violate or conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which the Borrower is a party, or by which it is bound or any of its properties or assets are affected, or
     (iv) result in the imposition of any Lien of any nature whatsoever upon any of its properties or assets owned by or used in connection with the business of the Borrower, except for the Liens created and granted pursuant to the Security Documents.

            (e) This Amendment and each of the other Amendment Documents has been or will be duly executed and delivered by the Borrower, and when executed and delivered each will constitute the valid and legally binding obligation of the Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by the availability of equitable remedies.

            (f) Neither the Borrower nor any of its Subsidiaries is in default under any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment to which it is a party or by which it is bound, or by which any of the properties or assets owned by it or used in the conduct of its business is affected, and the Borrower and its Subsidiaries have complied and are in compliance with all applicable laws, ordinances and regulations, including, without limitation, Environmental Laws, in either case which default, or non-compliance with which laws, could have a Material Adverse Effect on the Borrower.

            (g) The Borrower is in full compliance with the terms and conditions of the Loan Documents, each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects as if made on and as of the date of effectiveness of this Amendment, and, as of the date of effectiveness of this Amendment and after giving effect thereto and to the consummation of the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

            (h) Neither the Financial Statements nor any certificate, opinion, or any other statement made or furnished in writing to the Agent or the Lenders by or on behalf of the Borrower in connection with this Amendment or the transactions contemplated hereby, contains any untrue statement of a material fact, or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.

            (i) Any failure of any of the representations and warranties made by Borrower in this Amendment to be true and correct in all respects when made shall constitute an Event of Default under the Credit Agreement.

         SECTION 5. Outstanding Indebtedness. Borrower hereby acknowledges
                    ------------------------
unconditionally that, as of the close of business on August 22, 2005, the outstanding principal balance of all Revolving Loans is $0. Borrower acknowledges and agrees that the foregoing balance of the Revolving Loans, together with accrued and unpaid interest thereon, is owing to Lender without claim, counterclaim, recoupment, defense or setoff of any kind.

         SECTION 6. Reference to and Effect on Loan Documents.
                    -----------------------------------------

            (a) On and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

            (b) Except as otherwise expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, or the Agent under the Credit Agreement or any of the other Loan Documents, shall not constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents, nor shall it affect or diminish any Lender's or the Agent's rights to hereafter require strict performance of any provision of the Credit Agreement or any of the other Loan Documents.

         SECTION 7. Reaffirmation of Security Interest. The Borrower hereby
                    ----------------------------------
reaffirms as of the date hereof each and every security interest and lien granted in favor of the Agent and the Lenders under the Loan Documents, and agrees and acknowledges that such security interests and liens shall continue from and after the date hereof and shall remain in full force and effect from and after the date hereof, in each case after giving effect to the Credit Agreement as amended by this Amendment, and the obligations secured thereby and thereunder shall include Borrower's obligations under the Credit Agreement as amended by this Amendment. Each such reaffirmed security interest and lien remains and shall continue to remain in full force and effect and is hereby in all respects ratified and confirmed.

         SECTION 8. Further Assurances. Each of the parties hereto hereby agrees
                    ------------------
to do such further acts and things and to execute, deliver and acknowledge such additional agreements, powers and instruments as any other party hereto may reasonably require to carry into effect the purposes of this Amendment.

         SECTION 9. Governing Law. THE VALIDITY, INTERPRETATION AND ENFORCEMENT
                    -------------
OF THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

         SECTION 10. Counterparts. This Amendment may be executed in any number
                     ------------
of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Execution and delivery of this Amendment by facsimile transmission shall constitute execution and delivery of this Amendment for all purposes, with the same force and effect as execution and delivery of an originally manually signed copy hereof.

         SECTION 11. Headings; Binding Effect. The headings of the several
                     ------------------------
sections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment. The provisions of this Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns.

[BALANCE OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURES TO FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

                                     BORROWER
                                     -------------------------------------------
                                     MARLIN LEASING CORPORATION

                                     By:
                                           -------------------------------------
                                     Name:
                                     Title:

                                     LENDERS:
                                     -------------------------------------------
                                     NATIONAL CITY BANK

                                     By:
                                           -------------------------------------
                                     Name:
                                     Title:

                                     FIRSTRUST SAVINGS BANK

                                     By:
                                           -------------------------------------
                                     Name:
                                     Title:

                                     SOVEREIGN BANK

                                     By:
                                           -------------------------------------
                                     Name:
                                     Title:

                                     HARRIS  N.A.,  AS  SUCCESSOR  BY MERGER  TO
                                     HARRIS  TRUST AND SAVINGS BANK

                                     By:
                                           -------------------------------------
                                     Name:
                                     Title:

                                     AGENT:
                                     -------------------------------------------
                                     NATIONAL CITY BANK, As Agent

                                     By:
                                           -------------------------------------
                                     Name:
                                     Title:

ACKNOWLEDGED AND ACCEPTED BY:

MARLIN BUSINESS SERVICES CORP.,
as guarantor under the Guaranty dated November 3, 2003 made for the benefit of National City Bank, as Agent, and the Lenders.

By:
      -------------------------------
Name:
Title: